Exhibit 24.1

POWER OF ATTORNEY

     Each of the undersigned officers and directors of FindWhat.com, Inc., a Delaware corporation (the “Company”) hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the “Commission”), the Company’s Registration Statement on Form S-3 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, up to 2,874,099 shares of Common Stock, $.001 par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of September, 2004.

Signature	Title

/s/ Craig A. Pisaris-Henderson	Chairman, Chief Executive Officer, Secretary and Director
(Principal Executive Officer)
Craig A. Pisaris-Henderson

/s/ Phillip R. Thune	President and Chief Operating Officer, Treasurer and Director

Phillip R. Thune

/s/ Brenda Agius	Chief Financial Officer (Principal Financial Officer and
Principal Accounting Officer)
Brenda Agius

/s/ Frederick E. Guest, II	Director

Frederick E. Guest, II

/s/ Charles Rothstein	Director

Charles Rothstein

/s/ Lee Simonson	Director

Lee Simonson

Director

Jerry Della Femina

/s/ Daniel B. Brewster	Director

Daniel B. Brewster